SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 8, 2000
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                    (Date of earliest event reported)


                         ESB Financial Corporation
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          (Exact name of registrant as specified in its charter)


Pennsylvania                          0-19345                   25-1659846
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



600 Lawrence Avenue, Ellwood City, Pennsylvania                   16117
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(Address of principal executive offices)                       (Zip Code)


                               (724) 758-5584
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          (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


ITEM 5.  OTHER EVENTS

    On May 8, 2000, ESB Financial Corporation announced the merger of its two subsidiary savings institutions. Effective as of the close of business on May 5, 2000, Spring Hill Savings Bank, F.S.B. was merged with and into ESB Bank F.S.B. For additional information, reference is made to the Press Release, dated May 8, 2000, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated May 8, 2000




















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ESB FINANCIAL CORPORATION



Date: May 8, 2000                        By:  /s/ Charlotte A. Zuschlag
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                                         Charlotte A. Zuschlag
                                         President and Chief Executive Officer
























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